Exhibit 10.2

CONSENT, RELEASE, AND CONFIRMATION AGREEMENT

This CONSENT, RELEASE, AND CONFIRMATION AGREEMENT (this “Agreement”) is entered into as of March 26, 2020, among ATN INTERNATIONAL, INC., a Delaware corporation (“Borrower”), each of the subsidiaries of Borrower identified as guarantors on the signature pages hereto (individually, a “Guarantor” and, collectively, the “Guarantors”; and together with Borrower, individually a “Loan Party” and, collectively, the “Loan Parties”), COBANK, ACB, as Administrative Agent (“Administrative Agent”), and each of the financial institutions executing this Agreement and identified as a Lender on the signature pages hereto (collectively, the “Lenders”).

RECITALS

WHEREAS, Borrower, the Guarantors and the Lenders (as defined therein) have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of December 19, 2014, as amended or modified by, as applicable, (i) that certain Amendment, Consent and Confirmation Agreement, dated as of January 11, 2016, by and among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (ii) that certain Consent Agreement, dated as of February 21, 2017, among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (iii) that certain Second Amendment and Confirmation Agreement, dated as of April 14, 2017, by and among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (iv) that certain Guarantor Joinder Agreement, dated as of April 10, 2019, among the New Subsidiaries (as defined therein), the Guarantors (as defined therein), the Pledgors (as defined therein), Borrower and Administrative Agent, (v) that certain Third Amendment and Confirmation Agreement, dated as of April 10, 2019, by and among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (vi) that certain Guarantor Joinder Agreement, dated as of September 30, 2019, among the New Subsidiary (as defined therein), the Guarantors (as defined therein), the Pledgors (as defined therein), Borrower and Administrative Agent, (vii) that certain Consent and Confirmation Agreement, dated as of February 27, 2020, among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, and (viii) that certain Guarantor Joinder Agreement, dated as of February 28, 2020, among the New Subsidiary (as defined therein), the Guarantors (as defined therein), the Pledgors (as defined therein), Borrower and Administrative Agent (as so amended and modified, and as amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”);

WHEREAS, on the date hereof, Commnet Wireless, LLC (“Commnet Wireless”) and its wholly owned Subsidiary Commnet Finance, LLC (“Commnet Finance”), which is an Unrestricted Subsidiary, intend to enter into a receivables financing arrangement (the “FirstNet Transaction”), pursuant to which (A) Commnet Finance shall use the proceeds of loans advanced pursuant to that certain Credit Agreement (as amended, restated, supplemented, or otherwise modified from time to time, the “FirstNet Credit Agreement”), dated as of the date hereof, among Commnet Finance, as borrower, Commnet Wireless, as originator and servicer, Borrower, as limited guarantor, CoBank, ACB, as administrative agent (in such capacity, the “FirstNet Administrative Agent”), and the lenders party thereto, to purchase “Receivables” (as defined in the FirstNet Receivables Purchase Agreement (as defined below)) and “Other Conveyed Property” (as defined in the FirstNet Receivables Purchase Agreement (as defined below)) (collectively, the “FirstNet Receivables”) from Commnet Wireless from time to time pursuant to that certain Receivables Purchase Agreement (as amended, restated, supplemented, or otherwise modified from time to time, the “FirstNet Receivables Purchase Agreement”) dated as of the date hereof, among Commnet Wireless, as seller, and Commnet Finance, as purchaser, and (B) Commnet Wireless shall (i) sell the FirstNet Receivables to Commnet Finance from time to time pursuant to the FirstNet Receivables Purchase Agreement, (ii) act as servicer with respect to the FirstNet Receivables sold to Commnet Finance pursuant to that certain Servicing Agreement (as amended, restated, supplemented, or otherwise modified from time to time, the “FirstNet Servicing Agreement”), dated as of the date hereof, among Commnet Wireless, as servicer, Commnet Finance, as borrower, and the FirstNet Administrative Agent, and (iii) pledge the Equity Interests of Commnet Finance as security for the obligations of Commnet Finance under the FirstNet Credit Agreement pursuant to that certain Pledge Agreement (as amended, restated, supplemented, or otherwise modified from time to time, the “FirstNet Pledge Agreement”), dated as of the date hereof, between Commnet Wireless and the FirstNet Administrative Agent on behalf of the “Secured Parties” as defined therein;

Consent, Release, and Confirmation Agreement/ATN International, Inc.

WHEREAS, in connection with the FirstNet Transaction, Borrower intends to provide a limited guaranty of certain obligations of Commnet Finance under the FirstNet Credit Agreement, pursuant to that certain Limited Guaranty (as amended, restated, supplemented, or otherwise modified from time to time, the “FirstNet Limited Guaranty”; and together with the FirstNet Credit Agreement, the FirstNet Receivables Purchase Agreement, the FirstNet Servicing Agreement, the FirstNet Pledge Agreement, and the FirstNet Limited Guaranty, the “FirstNet Transaction Documents”), dated as of date hereof, by Borrower in favor of the FirstNet Administrative Agent, on behalf of “Secured Parties” as defined therein; and

WHEREAS, in connection with the FirstNet Transaction, Borrower has requested and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions provided herein, to consent to various aspects of the FirstNet Transaction, and release the Lien of the Administrative Agent, for the benefit of the Secured Parties, on certain Collateral, in each case as more fully described herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Agreement, each of Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agrees as follows:

SECTION 1.  Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

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SECTION 2.  Consents and Releases. Borrower has requested (i) the consent of the Administrative Agent and the Lenders to (A) permit Commnet Wireless to sell the FirstNet Receivables to Commnet Finance pursuant to the FirstNet Receivables Purchase Agreement (and, in the event any such sale of FirstNet Receivables is held not to be a sale, to permit Commnet Wireless to pledge such FirstNet Receivables to Commnet Finance pursuant to the FirstNet Receivables Purchase Agreement), (B) permit Commnet Wireless to pledge the Equity Interests of Commnet Finance to the FirstNet Administrative Agent pursuant to the FirstNet Pledge Agreement, (C) permit the Contingent Obligations of Borrower pursuant to the FirstNet Limited Guaranty, provided that Borrower’s guaranty obligations therein shall not exceed $8,000,000, (D) exclude the Contingent Obligations of Borrower described in the foregoing clause (C) from Indebtedness for purposes of calculating Total Net Leverage Ratio, (E) permit the Contingent Obligations of Commnet Wireless consisting of repurchase obligations under the FirstNet Receivables Purchase Agreement, (F) permit Commnet Wireless to make capital contributions to Commnet Finance in an amount equal to (1) amounts received by Commnet Wireless from AT&T Mobility in respect of FirstNet Receivables prior to Commnet Wireless’ sale of such FirstNet Receivables to Commnet Finance, (2) amounts by which the purchase price of FirstNet Receivables sold by Commnet Wireless to Commnet Finance exceeds the amount advanced to Commnet Finance under the FirstNet Credit Agreement to finance the purchase of such FirstNet Receivables, and (3) such other amounts necessary to adequately capitalize Commnet Finance for purposes of the FirstNet Transaction, and (G) permit each of the FirstNet Credit Agreement, FirstNet Receivables Purchase Agreement, and the FirstNet Servicing Agreement and the other agreements contemplated therein as permitted transactions among Affiliates under Subsection 3.8 of the Credit Agreement ((A)– (G), collectively, the “Consents”); and (ii) the release of the Lien of Administrative Agent, for the benefit of itself and the other Secured Parties, on (A) the Equity Interests of Commnet Finance owned by Commnet Wireless (the “Equity Release”), and (B) all FirstNet Receivables sold by Commnet Wireless to Commnet Finance pursuant to the FirstNet Receivables Purchase Agreement (the “Receivable Release”). In reliance on (a) the representations and warranties of Borrower and the Guarantors contained in this Agreement and in connection with the request of Borrower for the consents and releases provided herein and (b) the agreement of the parties set forth below, Administrative Agent and the Lenders consent to the Consents, and agree to the Equity Release and the Receivable Release; provided that the Receivable Release shall be effective as to particular FirstNet Receivables automatically upon the sale of such FirstNet Receivables pursuant to the FirstNet Receivables Purchase Agreement; and provided further that the Loan Parties shall not amend, supplement, or otherwise modify the FirstNet Transaction Documents as in effect on the date hereof in any manner that is materially adverse to the interests of the Lenders.

SECTION 3.  No Novation. This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document. Except as expressly provided in this Agreement, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Documents, and the Loan Documents shall remain in full force and effect.

SECTION 4.  Representations and Warranties. In order to induce Administrative Agent and the Lenders to agree to the consents and releases contained in this Agreement, each Loan Party hereby jointly and severally represents and warrants as follows:

(A)           Such Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and general principles of equity.

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(B)           The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

(1)            require any Governmental Approval (except as previously obtained) or violate any Applicable Law relating to such Loan Party;

(2)            materially conflict with, result in a material breach of or constitute a material default under the organizational documents of such Loan Party;

(3)            conflict with, result in a breach of or constitute a default under any Governmental Approval relating to such Person except as would not reasonably be expected to have a Material Adverse Effect; or

(4)            result in or require the creation or imposition of any Lien (except as permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such Loan Party.

(C)            The representations and warranties of such Loan Party set forth in the Loan Documents (after giving effect to the consents and releases contained in this Agreement) are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, provided, that such representations and warranties (i) that relate solely to an earlier date are true and correct as of such earlier date and (ii) are true and correct in all respects if they are qualified by a materiality standard.

(D)            No Default or Event of Default has occurred and is continuing or would be reasonably expected to result after giving effect to the consents and releases contained in this Agreement.

SECTION 5.  Borrower Confirmations. Borrower hereby confirms and agrees that (a) each Security Document is and shall continue to be in full force and effect, and (b) the obligations secured by each such document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement as modified hereby.

SECTION 6.  Guarantor Confirmations. Each of the Guarantors hereby confirms and agrees that (a) its guarantee contained in the Credit Agreement and each Security Document to which it is a party is and shall continue to be in full force and effect, and (b) the obligations guaranteed or secured by each such applicable document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement as modified hereby.

SECTION 7.  Conditions to Effectiveness. This Agreement shall become effective on such date (herein called the “Consent Effective Date”) when each of the following conditions shall have been met:

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(A)           Agreement. Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of each Loan Party, the Administrative Agent and the Lenders.

(B)           No Default. No Default or Event of Default shall have occurred and be continuing.

(C)           Representations and Warranties. The representations and warranties in Section 4 shall be true and correct as of the Consent Effective Date.

(D)           Officer’s Certificate. Administrative Agent shall have received a certificate from the chief executive officer, chief operating officer or chief financial officer of Borrower on behalf of Borrower and in form and substance reasonably satisfactory to Administrative Agent, attaching true, complete and correct copies of each of the FirstNet Credit Agreement, the FirstNet Receivables Purchase Agreement, the FirstNet Servicing Agreement, the FirstNet Pledge Agreement, and the FirstNet Limited Guaranty.

SECTION 8.  Costs and Expenses. Borrower agrees to pay to Administrative Agent, on demand, all reasonable and documented out-of-pocket costs and expenses incurred by Administrative Agent, including, without limitation, the reasonable and documented fees and expenses of one counsel retained by Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and all other instruments and documents contemplated hereby.

SECTION 9.  Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10.  Governed under Provisions of Credit Agreement. This Agreement shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement, including the governing law provisions thereof.

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Consent, Release, and Confirmation Agreement/ATN International, Inc.

Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWER:

ATN INTERNATIONAL, INC.

By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer and Treasurer

GUARANTORS:

COMMNET WIRELESS, LLC
COMMNET FOUR CORNERS, LLC
COMMNET OF ARIZONA, L.L.C.
GILA COUNTY WIRELESS, LLC
EXCOMM, L.L.C.
COMMNET OF NEVADA, LLC
TISDALE TELEPHONE COMPANY, LLC
COMMNET OF GEORGIA, LLC
COMMNET NEWCO, LLC
COMMNET OF TEXAS, LLC
ESSEXTEL, INC.
TISDALE NEBRASKA, LLC

By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer and Treasurer

Consent, Release, and Confirmation Agreement/ATN International, Inc.

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ATN VI, INC.
COMMNET WIRELESS SUBCO, LLC
COMMNET AZ, LLC
COMMNET NM, LLC
COMMNET NEVADA SUBCO, LLC
COMMNET FOUR CORNERS SUBCO, LLC
CHOICE SPLASH, LLC
COMMNET RURAL AMERICA, LLC
WESTNET NEVADA, LLC
ATN INTERNATIONAL SERVICES, LLC
ATLANTIC TELE-NETWORK, LLC

By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Treasurer

SAL SPECTRUM LLC

By: ATN International, Inc., its Sole Member

By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer and Treasurer

Consent, Release, and Confirmation Agreement/ATN International, Inc.

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COBANK, ACB, as Administrative Agent and as a Lender

By:	/s/ Gary Franke
Gary Franke
Managing Director

Consent, Release, and Confirmation Agreement/ATN International, Inc.

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FIFTH THIRD BANK, National Association, as a Lender

By:	/s/ Marisa Lake
Name: Marisa Lake
Title: AVP

Consent, Release, and Confirmation Agreement/ATN International, Inc.

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MUFG UNION BANK, N.A., as a Lender

By:	/s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

Consent, Release, and Confirmation Agreement/ATN International, Inc.

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Joseph Ward
Name: Joseph Ward
Title: Managing Director

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NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Jeremy A. Roewe
Name: Jeremy A. Roewe
Title: Vice President

Consent, Release, and Confirmation Agreement/ATN International, Inc.

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AGFIRST FARM CREDIT BANK, as a Voting Participant

By:	/s/ Christopher Reynolds
Name: Christopher Reynolds
Title: Assistant Vice President

Consent, Release, and Confirmation Agreement/ATN International, Inc.

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AMERICAN AGCREDIT, FLCA, as a Voting Participant

By:	/s/ Daniel K. Hansen
Name: Daniel K. Hansen
Title: Vice President

Consent, Release, and Confirmation Agreement/ATN International, Inc.

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FARM CREDIT BANK OF TEXAS, as a Voting Participant

By:	/s/ Eric Estey
Name: Eric Estey
Title: VP

Consent, Release, and Confirmation Agreement/ATN International, Inc

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FARM CREDIT WEST, FLCA, as a Voting Participant

By:	/s/ Nathan Garcin
Name: Nathan Garcin
Title: Vice President

Consent, Release, and Confirmation Agreement/ATN International, Inc.

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FARM CREDIT OF NEW MEXICO, FLCA, a wholly owned subsidiary of Farm Credit of New Mexico, ACA, as a Voting Participant

By:	/s/ Clarissa Shiver
Name: Clarissa Shiver
Title: VP Credit

Consent, Release, and Confirmation Agreement/ATN International, Inc.

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FARM CREDIT EAST, ACA, as a Voting Participant

By:	/s/ Justin A. Brown
Name: Justin A. Brown
Title: Vice President